UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  February 28, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

THESIS FLEXIBLE FUND
Class A (TFLEX)

ANNUAL REPORT
February 28, 2013

Thesis Flexible Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the Thesis Flexible Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.thesisfundmanagement.com

Thesis Fund Management, LLC 420 Lexington Avenue, 30th Floor New York, NY 10170 +1 (888) 467-2300 www.ThesisFundManagement.com

Dear Fellow Shareholders:

Our job, as stewards of your capital, has two facets: the first is to worry about, and try to sidestep, the risks that confront all investors and, second, to try to find investments that, by our assessment, have a ‘high probability’ outcome due to their current valuation and where we think those valuations are going (both long and short).  Informing our view on that very task is the investing environment in which we find ourselves. In our last letter to shareholders we wrote about the impact that central bankers were having on the price of risk assets with respect to monetary policy decisions:

If global central bankers were hoping that keeping interest rates low and facilitating global liquidity was going to drive a renewed interest in risk assets, it’s working. Global equity markets are up in 2012 and interest rates in the most ‘at risk’ developed markets (e.g. Spain and Italy) have come off their earlier highs. Paradoxically, this is good news for short-selling, global, value investors on the prowl for cheap assets. As is typical for big moves in equity markets, not all stocks are treated equally. While equity markets are up appreciably, there is a world of cheap stocks of companies with real businesses that have been left behind in this rally for reasons of ‘fashion’ – wrong country, market capitalization, time of the cycle, etc. At the same time there are many businesses whose stocks have been elevated to levels that aren’t consistent with their future economic value. This is exactly the type of environment that provides plenty of investment opportunities for both sides of our portfolio – the long and short book.

The movement of capital to risk assets proved a significant boon to our long portfolio since the writing of the last letter, which can be found in our semi-annual report, while providing a stiff headwind for our short portfolio. We ended 2012 with a positive return while maintaining low exposure to the market. Thus far in 2013, our portfolio, almost identical to the latter half of calendar 2012 (our long investments don’t change much), and ongoing conservative posture, has proven to be downright lackluster. That said, as I mentioned in the first paragraph of the letter, our job is to find a small number of high probability investments, long and short, that we feel provide an attractive tradeoff between risk and reward and let those investment theses play out – without regard for the earth’s rotation around the sun. Said differently, we don’t have control over whether our investments are going to cooperate in conjunction with the turning of the page for a calendar month, quarter, or year but only that, at the individual security level, each provides a sufficiently attractive risk/reward relationship. Moreover, as mentioned in the first paragraph as well, we are mindful of the risks facing investors and global capital markets: U.S. sequester, elimination of QE, debt downgrades, global monetary policy, destabilization of the Korean peninsula (possibly spreading MUCH further), slowing earnings, etc. It’s like the investors’ version of Dorothy’s concerns in the Wizard of Oz - “Lions, tigers and bears. Oh my!”

Thesis Fund Management, LLC 420 Lexington Avenue, 30th Floor New York, NY 10170 +1 (888) 467-2300 www.ThesisFundManagement.com

Price is What You Pay, Value is What You Get

It is our goal to generate attractive, risk-adjusted returns while being mindful of the security, portfolio, and macro-level risks that exist in the world.  We hope to be the part of our investors’ portfolios that is concerned with, and addresses, the risks that investors face.  To repeat a Ben Graham lesson that has often been repeated in these letters: “price is what you pay, value is what you get.”  We are very mindful of the value that we get and we fear that, from what we observe happening around us, that not many people are, in fact, mindful of the ‘value’ that they are getting as they buy securities or ‘the market’.

On the topic of markets, while markets seem to have rallied, if one digs just below the surface of the indices what becomes readily apparent is that the parts of the market that have done best are industries like utilities, consumer staples, and healthcare-related companies.  Why?  Because these are the industries that pay very high dividends and investors are increasingly concerned about their bond exposure. As a consequence, these investors seem to be replacing bond market risk with equity market risk as they pursue stocks that have been paying dividends that are equal, or higher, than many bond yields.   What we see today are many businesses trading at overly exuberant valuations as money flows into mutual funds or ETFs whose sole mandate is to buy dividend income securities.  See Clorox, ConAgra Foods, Hormel, Kroger, etc. for reference.  These are all fine businesses but as many of you have heard us say, we believe that more important than the notion of ‘good businesses’ versus ‘bad businesses’ is the notion of ‘good prices’ versus ‘bad prices’ and we believe that there are many parts of ‘the market’ trading at very bad prices.

At the same time, many segments of the market, considered by some to be the canaries in the coal mine are flashing much more ominous signals.  Transports, financials and technology have not, to any great measure, participated in this rally.  It’s not just that they haven’t participated – they haven’t participated, in many cases, for sound, fundamental reasons – their businesses are starting to sputter or management is talking about having visibility, based on current facts, to a slowdown.  Additionally, copper trades at one-year lows, which is also a troubling sign for the prospects of global economies.  We recognize that the world has gotten better but those improvements seem to have plateaued for now.

Thesis Fund Management, LLC 420 Lexington Avenue, 30th Floor New York, NY 10170 +1 (888) 467-2300 www.ThesisFundManagement.com

Our Portfolio

As mentioned in our semi-annual report letter to shareholders, AIG (NYSE: AIG) has been, and continues to be, one of our largest investments and contributors to performance.  Our exposure to the company comes mostly through the ownership of TARP warrants that were issued by the company to the federal government during the credit crisis.  As we have written before, it is a stock that trades at a significant discount to the Company’s book value and the warrants that we own don’t expire until the year 2021.  That gives us a nice, long time to for the stock to be re-valued to what we view as a more reasonable valuation.

Another big contributor to performance has been Howard Hughes Corporation (NYSE: HHC). Howard Hughes is a real estate company with significant holdings of master planned communities, such as Summerlin in Las Vegas or The Woodlands in Houston, as well as shopping centers ranging from the South Street Seaport here in New York to Ward Centers in Honolulu.  They also hold an eclectic mix of development assets, such as parking lots and air rights (the space above a building,) that have tremendous development potential.  When we started buying the stock, the market didn’t seem to be valuing the real estate assets appropriately and has really only begun to do so.

Las Vegas Sands (NYSE: LVS) is yet another example of an investment that began with the balance sheet and our view of asset values.  When we initiated our position the stock was trading at then-recent lows, largely as a result of investors being concerned about the impact of a slowing China on their very important Macau business.   While this was of interest, we recognized that the value derived from the company has to do with the sum of its constituent parts if monetized as three separate businesses: a) mall REIT, b) lodging REIT and c) gaming company.  At the time we began to build our position, we were of the view that net asset value was somewhere closer to double where the stock was then trading.

So much has been made about how bad the U.S. auto industry has been that, to many, it’s not conceivable that we could have found gold under the hood of General Motors (NYSE:GM).  Well, we have, as the TARP warrants that we own (NYSE: GM.WTB) have been one of our biggest contributors since we last wrote you.  What we saw was a significantly improved balance sheet, a better credit and financing environment in the United States, and the oldest age of fleet on record that we believed (and still do) would drive sales of their products in the United States.  We are mindful of a still-healing global marketplace, especially Western Europe, but we felt that risk was sufficiently priced into the stock.

Thesis Fund Management, LLC 420 Lexington Avenue, 30th Floor New York, NY 10170 +1 (888) 467-2300 www.ThesisFundManagement.com

Investments that detracted significantly from performance include dELiA’s Corp (NASDAQ: DLIA), Promotora de Informaciones also known as Prisa (MCE: PRS) that we own through the ADRs (NYSE: PRIS.B), Apple Inc. (NASDAQ: AAPL) and much of our short portfolio.

As for dELiA’s, the original investment thesis was that the company was trading very near to the cash on its balance sheet and we were getting the business (almost) for free.  This provided a great call option on the management team executing their business plan and for the market to value the business as a healthy, robust retailer.  While the company has been executing well, the market has not valued the stock accordingly and there has since been turnover in management.  They have also recently announced the potential sale of a non-core operating division.  We continue to own the stock as we believe that the sale of Alloy, their non-core asset, will highlight the value of the company as well as reinforce their balance sheet for growth.

Prisa has tremendous asset value as the dominant global media company in Spanish and Portuguese-speaking markets. We have been taking advantage of continued concerns about the health of the Spanish economy to build our position.  It is worth noting that the company earns a significant portion of their pre-tax income from their South American properties that have no Spanish exposure whatsoever.  Moreover they have been navigating the slowdown in their home markets admirably.  Lastly, there is a very significant arbitrage in owning the B shares which convert to A shares over the coming quarters.

Besides being one of the globe’s dominant brands, we also view AAPL as a company whose stock now trades more on emotion, and noise, than on fundamentals or with any regard to valuation.  Besides being compellingly cheap (the common thread of our portfolio) on any relevant metric of valuation, Apple presents to us a company that is valued as if it were nothing but a hardware manufacturer, such as Nokia or Ericsson, but its ecosystem and software make it so much more.  The market’s concerns about Apple seem to be focused on screen size as many point to Samsung’s Galaxy SIII stealing of market share.  Two important points – Apple, as the creator of the touch screen, smartphone marketplace had nowhere to go but down with respect to market share and as far as I know Apple can have glass cut to any size to better adapt to consumers’ evolving tastes for screen size.  Apple’s end-to-end ecosystem is still the best in the industry and its after-sales support (Genius Bar and phone centers) is second to no one.  In our opinion, these are two of the most important piece of Apple’s defensible moat, yet are rarely discussed.  They have new product introductions over the next year as catalysts for the stock and the capacity for a significant increase in dividend as their balance sheet is fortress-like.

Thesis Fund Management, LLC 420 Lexington Avenue, 30th Floor New York, NY 10170 +1 (888) 467-2300 www.ThesisFundManagement.com

Our short portfolio has been a source of frustration as we have been getting the analysis correct and still suffering the bleed up in global markets.  Said differently, as is often the case in a raging bull market, our short portfolio is costing us return.  I have watched the stocks of companies that we are short rally on earnings misses and downwards earnings guidance.  As analysts of businesses and industries this is very frustrating but also par for the course given the animal spirits in this tape.

We continue to sit on a lot of cash and remain conservatively positioned as we would prefer to take advantage, as we did in the 2011 sell-off, of the old market saw – “be fearful when others are greedy and greedy when others are fearful”.  That discipline drove our outsized returns from the October 2011 lows and we continue to subscribe to the importance of investing discipline.  Invest wisely and thank you for your continued support.

Stephen Roseman
Portfolio Manager

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are also risks associated with small and mid‐capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues. Short sales are speculative transactions and involve special risks, including that the fund’s losses are potentially unlimited.

Thesis Flexible Fund
FUND PERFORMANCE at February 28, 2013

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the HFRX Equity Hedge Index, HFRX Equity Hedge: Fundamental Value Index, and the S&P 500® Index.

The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities.  Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

The HFRX Equity Hedge: Fundamental Value Index focuses on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of February 28, 2013
	3 Months	1 Year	Since Inception* (3/1/10)
Thesis Flexible Fund
- With Sales Load	-9.65%	-7.02%	-3.80%
- At NAV	-4.12%	-1.37%	-1.88%
HFRX Equity Hedge Index	4.31%	5.15%	-1.23%
HFRX Equity Hedge Fundamental Value Index	4.92%	9.29%	-2.33%
S&P 500® Index	7.58%	13.46%	13.13%
*Annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-877-7THESIS or by visiting www.thesisfundmanagement.com.

Gross and Net Expense Ratios for the Fund are 9.60% and 4.03% which are the amounts stated in the current Prospectus dated May 31, 2012. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until June 30, 2013 (when it will automatically renew for an additional one year period).

As of May 31, 2012, the Fund’s returns reflect payment of the maximum sales charge of 5.75%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 60 days of purchase will be charged 2.00% redemption fee.  The Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of February 28, 2013

Number of Shares		Value

	COMMON STOCKS – 66.1%
	COMMUNICATIONS – 16.0%
1,200	Liberty Ventures1	$86,640
10,000	Parkervision, Inc.*	39,900
5,000	Primus Telecommunications Group, Inc.1	54,950
144,425	Promotora de Informaciones S.A. - Class B - ADR*1	187,753
3,000	Vodafone Group PLC - ADR	75,420
		444,663
	CONSUMER, CYCLICAL – 35.0%
1,000	Abercrombie & Fitch Co. - Class A1	46,630
4,000	Carmike Cinemas, Inc.*	62,640
2,500	Deckers Outdoor Corp.*1	100,850
70,000	dELiA*s, Inc.*1	72,100
45,800	Exide Technologies*	122,744
14,900	Fiat S.p.A.*	79,946
11,000	hhgregg, Inc.*	102,960
1,800	Las Vegas Sands Corp.1	92,682
50,400	Pacific Sunwear of California, Inc.*1	106,848
8,000	PEP Boys-Manny Moe & Jack1	89,040
7,400	Staples, Inc.1	97,532
		973,972
	CONSUMER, NON-CYCLICAL – 0.4%
2,022,000	LECG Corp.*	12,334

	ENERGY – 6.8%
4,600	Chesapeake Energy Corp.1	92,736
1,600	Murphy Oil Corp.1	97,408
		190,144
	FINANCIAL – 7.9%
2,500	Howard Hughes Corp.*1	191,975
15,000	Sherborne Investors Guernsey A Ltd.	26,282
		218,257
	TOTAL COMMON STOCKS (Cost $1,740,964)	1,839,370

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 5.2%
	CALL OPTIONS – 5.2%
	Apple, Inc.
29	Exercise Price: $500, Expiration Date: January 18, 2014*	68,875
	DIRECTV - Class A
108	Exercise Price: $50, Expiration Date: January 18, 2014*	41,040

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2013

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	Google, Inc. - Class A
2	Exercise Price: $650, Expiration Date: January 18, 2014*	$35,100

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $161,043)	145,015

	WARRANTS – 16.8%
	American International Group, Inc.
21,400	Exercise Price: $45, Expiration Date: January 19, 2021*1	296,176
	General Motors Co.
11,000	Exercise Price: $18, Expiration Date: July 10, 2019*1	124,300
	JPMorgan Chase & Co.
3,300	Exercise Price: $42, Expiration Date: October 28, 2018*1	47,850

	TOTAL WARRANTS (Cost $374,640)	468,326

Number of Shares

SHORT-TERM INVESTMENTS – 49.0%
650,900	Fidelity Institutional Money Market, 0.11%1,2	650,900

Principal Amount

$710,765	UMB Money Market Fiduciary, 0.01%2	710,765

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,361,665)	1,361,665

	TOTAL INVESTMENTS – 137.1% (Cost $3,638,312)	3,814,376
	Liabilities in Excess of Other Assets – (37.1)%	(1,032,820)

	TOTAL NET ASSETS – 100.0%	$2,781,556

Number of Shares

	SECURITIES SOLD SHORT – (49.4)%
	COMMON STOCKS – (35.5)%
	COMMUNICATIONS – (8.1)%
(425)	Amazon.com, Inc.*	(112,315)
(600)	Netflix, Inc.*	(112,848)
		(225,163)

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL – (14.9)%
(600)	Arctic Cat, Inc.*	$(21,798)
(100)	AutoZone, Inc.*	(38,015)
(300)	Buffalo Wild Wings, Inc.*	(23,607)
(150)	Chipotle Mexican Grill, Inc.*	(47,518)
(800)	Kohl's Corp.	(36,880)
(500)	Lululemon Athletica, Inc.*	(33,525)
(1,600)	PetMed Express, Inc.	(20,240)
(1,500)	Saks, Inc.*	(17,100)
(500)	Starbucks Corp.	(27,410)
(1,400)	Thor Industries, Inc.	(52,626)
(500)	Tiffany & Co.	(33,580)
(600)	TJX Cos., Inc.	(26,982)
(700)	Under Armour, Inc. - Class A*	(34,496)
		(413,777)
	CONSUMER, NON-CYCLICAL – (4.4)%
(400)	Align Technology, Inc.*	(12,576)
(2,500)	Herbalife Ltd.	(100,725)
(700)	Nature's Sunshine Products, Inc.	(10,122)
		(123,423)
	ENERGY – (0.2)%
(100)	InterOil Corp.*	(6,977)

	FINANCIAL – (6.7)%
(1,000)	Macerich Co. - REIT	(60,110)
(400)	Simon Property Group, Inc. - REIT	(63,544)
(800)	Taubman Centers, Inc. - REIT	(61,376)
		(185,030)
	TECHNOLOGY – (1.2)%
(200)	Salesforce.com, Inc.*	(33,844)

	TOTAL COMMON STOCKS (Proceeds $969,076)	(988,214)

	EXCHANGE-TRADED FUNDS – (13.9)%
(1,700)	iShares Russell 2000 Index Fund	(153,782)
(525)	SPDR Gold Shares ETF*	(80,304)
(1,000)	SPDR S&P 500 ETF Trust	(151,530)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $387,488)	(385,616)

	TOTAL SECURITIES SOLD SHORT (Proceeds $1,356,564)	$(1,373,830)

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2013

ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	All or a portion of this security is held as collateral for securities sold short. The aggregate value of segregated securities is $2,082,123.
2	The rate is the annualized seven-day yield at period end.

 See accompanying Notes to Financial Statements.

Thesis Flexible Fund
SUMMARY OF INVESTMENTS
As of February 28, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	35.0%
Communications	16.0%
Financial	7.9%
Energy	6.8%
Consumer, Non-cyclical	0.4%
Total Common Stocks	66.1%
Short-Term Investments	49.0%
Warrants	16.8%
Purchased Options Contracts	5.2%
Total Investments	137.1%
Liabilities in Excess of Other Assets	(37.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2013

Assets:
Investments, at value (cost $3,102,629)	$3,201,035
Purchased options contracts, at value (cost $161,043)	145,015
Warrants, at value (cost $374,640)	468,326
Cash deposited with broker for securities sold short and written options contracts	608,285
Receivables:
Investment securities sold	758,453
Dividends and interest	2,030
Advisor	11,191
Prepaid expenses	10,181
Total assets	5,204,516

Liabilities:
Securities sold short, at value (proceeds $1,356,564)	1,373,830
Payables:
Investment securities purchased	1,012,548
Open foreign currency contracts	12
Distribution fees (Note 6)	556
Auditing fees	16,000
Fund accounting fees	5,578
Administration fees	4,295
Transfer agent fees and expenses	2,888
Interest expense and dividends on securities sold short	2,809
Custody fees	2,183
Chief Compliance Officer fees	385
Trustees' fees and expenses	187
Accrued other expenses	1,689
Total liabilities	2,422,960

Net Assets	$2,781,556

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,968,404
Accumulated net investment income (loss)	-
Accumulated net realized loss on investments, foreign currency transactions,
options contracts, securities sold short and warrants	(345,613)
Net unrealized appreciation (depreciation) on:
Investments	98,406
Foreign currency translations	(33)
Purchased options contracts	(16,028)
Securities sold short	(17,266)
Warrants	93,686
Net Assets	$2,781,556

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,781,556
Shares of beneficial interest issued and outstanding	323,246
Redemption price	$8.61
Maximum sales charge (5.75%* of offering price)	0.53
Maximum public offering price per share**	$9.14

*	On sales of $25,000 or more, the sales charge will be reduced.
**	Class A Shares of the Fund are subject to a Contingent Deferred Sales Charge ("CDSC") of 1% on certain redemptions of Class A Shares made within one year of purchase.

Thesis Flexible Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,687)	$99,553
Interest	1,114
Total investment income	100,667

Expenses:
Advisory fees	74,077
Administration fees	37,059
Fund accounting fees	36,953
Transfer agent fees and expenses	29,639
Interest expense	27,328
Custody fees	22,372
Registration fees	21,999
Legal fees	16,185
Auditing fees	15,957
Dividends on securities sold short (Note 2)	13,525
Chief Compliance Officer fees	9,501
Distribution fees (Note 6)	8,223
Shareholder reporting fees	6,840
Trustees' fees and expenses	4,646
Miscellaneous	3,000
Insurance fees	1,299

Total expenses	328,603
Advisory fees waived	(74,077)
Other expenses absorbed	(114,887)
Net expenses	139,639
Net investment loss	(38,972)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Options Contracts,
Securities Sold Short and Warrants:
Net realized gain (loss) on:
Investments	351,355
Foreign currency transactions	(1,762)
Purchased options contracts	(161,448)
Securities sold short	(351,709)
Warrants	106,317
Written options contracts	57,149
Net realized loss	(98)
Net change in unrealized appreciation/depreciation on:
Investments	(123,953)
Foreign currency translations	(230)
Purchased options contracts	(14,621)
Securities sold short	110,461
Warrants	82,696
Written options contracts	(44,230)
Net change in unrealized appreciation/depreciation	10,123
Net realized and unrealized gain on investments, foreign currency,
options contracts, securities sold short and warrants	10,025

Net Decrease in Net Assets from Operations	$(28,947)

Thesis Flexible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	February 28, 2013	February 29, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(38,972)	$(105,357)
Net realized loss on investments, foreign currency transactions,
options contracts, securities sold short and warrants	(98)	(133,778)
Net change in unrealized appreciation/depreciation on investments, foreign
currency translations, options contracts, securities sold short and warrants	10,123	(136,753)
Net decrease in net assets resulting from operations	(28,947)	(375,888)

Distributions to Shareholders:
From net realized gain	-	(261,280)
Total distributions	-	(261,280)

Capital Transactions:
Net proceeds from shares sold	1,398,562	559,844
Reinvestment of distributions	-	261,280
Cost of shares redeemed1	(1,458,987)	(1,382,016)
Net decrease in net assets from capital transactions	(60,425)	(560,892)

Total decrease in net assets	(89,372)	(1,198,060)

Net Assets:
Beginning of year	2,870,928	4,068,988
End of year	$2,781,556	$2,870,928

Accumulated net investment income (loss)	$-	$487

Capital Share Transactions:
Shares sold	156,866	58,832
Shares reinvested	-	32,059
Shares redeemed	(162,636)	(150,970)
Net decrease from capital share transactions	(5,770)	(60,079)

1	Net of redemption fee proceeds of $366 and $656, respectively.

Thesis Flexible Fund
STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2013

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net Decrease in net assets resulting from operations	$(28,947)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(12,280,500)
Proceeds from sale of investment securities	12,595,961
Proceeds from short sale	15,252,371
Closed short transactions	(15,477,736)
Purchase of short-term investment, net	(364,086)
Increase in deposits with brokers for securities sold short and written options contracts	376,430
Increase in receivables for investment securities sold	(650,555)
Decrease in dividends and interest receivables	825
Decrease in other assets	3,917
Increase in payables for investment securities purchased	649,773
Increase for open foreign currency contracts	12
Increase in interest expense and dividends on securities sold short payables	1,469
Decrease in accrued expenses	(6,825)
Net realized gain on investments	(1,331)
Net change in unrealized appreciation/depreciation on securities	(10,353)
Net cash provided by operating activities	60,425
Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	1,398,562
Redemption of shares, net of redemption fees	(1,458,987)
Net cash used for financing activities	(60,425)

Net Increase (Decrease) in Cash	-

Cash:
Beginning balance	-
Ending balance	$-

Thesis Flexible Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Period March 1, 2010*
	February 28, 2013		February 29, 2012		to February 28, 2011
Net asset value, beginning of period	$8.73		$10.46		$10.00
Income from Investment Operations:
Net investment loss1	(0.11)		(0.30)		(0.27)
Net realized and unrealized gain (loss) on investments	(0.01)		(0.64)		0.73
Total from investment operations	(0.12)		(0.94)		0.46

Less Distributions:
From net realized gain	-		(0.79)		-
Total distributions	-		(0.79)		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$8.61		$8.73		$10.46

Total return3	(1.37)%		(8.42)%		4.60%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,782		$2,871		$4,069

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.99%		9.59%		6.90%	5
After fees waived and expenses absorbed	4.24%		4.02%		3.60%	5
Ratio of expenses to average net assets (excluding
interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	8.75%		8.57%		6.30%	5
After fees waived and expenses absorbed	3.00%		3.00%		3.00%	5

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(6.93)%		(8.75)%		(6.25)%	5
After fees waived and expenses absorbed	(1.18)%		(3.18)%		(2.95)%	5
Ratio of net investment income (loss) to average net assets (excluding interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(5.69)%		(7.73)%		(5.65)%	5
After fees waived and expenses absorbed	0.06%		(2.16)%		(2.35)%	5

Portfolio turnover rate	371%		440%		564%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charege ("CDSC") of 1% on certain redemptions of Class A shares made within one year of purchase.  If the sales charges were included total returns would be lower.

4	Not annualized.
5	Annualized.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS
February 28, 2013

Note 1 – Organization
Thesis Flexible Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on March 1, 2010.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

Transactions in written options contracts for the year ended February 28, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at March 1, 2012	66	$115,510
Options written	198	52,520
Options closed	(264)	(168,030)
Options expired	-	-
Options exercised	-	-
Outstanding at February 28, 2013	-	$-

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(d) Special Situation Investing
The Fund may seek to take positions in companies for the purpose of effecting changes in board composition, management, capital structure, or dividend policies, or in order to attempt to cause a company to pursue strategic transactions (such as mergers or spin-offs) or to make other changes in its business operations.  The Fund may incur expenses related to such activist or special situation investing.  There were no fees incurred related to special situation investing for the year ended February 28, 2013.

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended February 28, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Thesis Fund Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 2.25% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 3.00% of the Fund's average daily net assets until June 30, 2013.

For the year ended February 28, 2013, the Advisor waived all of its advisory fees and absorbed other expenses totaling $188,964.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  At February 28, 2013, the amount of these potentially recoverable expenses was $562,904.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than February 28, of the years stated below:

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

2014:	$188,868
2015:	185,072
2016:	188,964

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the year ended February 28, 2013, there were no selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended February 28, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended February 28, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At February 28, 2013, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$3,840,640

Proceeds from securities sold short	$(1,198,315)

Gross unrealized appreciation	$282,058
Gross unrealized depreciation	(483,870)
Net unrealized depreciation on investments and securities sold short	$(201,812)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2013, permanent differences in book and tax accounting have been reclassified to undistributed net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$707	$38,485	$(39,192)

As of February 28, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

Undistributed ordinary income	$14,964
Undistributed long-term capital gains	-
Accumulated earnings	14,964

Accumulated capital and other losses	-
Unrealized depreciation on investments and foreign currency translations	(201,812)
Total accumulated deficit	$(186,848)

The tax character of the distributions paid during the years ended February 28, 2013 and February 29, 2012, were as follows:

Distributions paid from:	2013	2012
Ordinary income	$-	$261,280
Net Long-term capital gains	-	-
Total taxable distributions	-	261,280
Total distributions	$-	$261,280

Note 5 – Investment Transactions
For the year ended February 28, 2013, purchases and sales of investments, excluding short-term investments, were $10,428,005 and $10,994,572, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets.

For the year ended February 28, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of February 28, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stock*	$1,839,370	$-	$-	$1,839,370
Purchased Options Contracts	145,015	-	-	145,015
Warrants	468,326	-	-	468,326
Short-Term Investments	1,361,665	-	-	1,361,665
Total Assets	$3,814,376	$-	$-	$3,814,376

Liabilities
Securities Sold Short
Common Stock*	$(988,214)	$-	$-	$(988,214)
Exchange-Traded Funds	(385,616)	-	-	(385,616)
Total Liabilities	$(1,373,830)	$-	$-	$(1,373,830)

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended February 28, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of February 28, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$145,015	Written options contracts, at value	$--
	Warrants, at value	468,326
Total		$613,341		$-

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Warrants	Total
Equity contracts	$(161,448)	$57,149	$106,317	$2,018
Total	$(161,448)	$57,149	$106,317	$2,018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Warrants	Total
Equity contracts	$(14,621)	$(44,230)	$82,696	$23,845
Total	$(14,621)	$(44,230)	$82,696	$23,845

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2013

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On April 18, 2013, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the Fund on May 6, 2013 (“Liquidation Date”).  In order to effect such liquidation, the Fund is closed to all new investments.  Shareholders may redeem their shares until the date of liquidation.  On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Thesis Flexible Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of February 28, 2013, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 1, 2010 (commencement of operations) to February 28, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thesis Flexible Fund as of February 28, 2013, and the results of its operations and cash flows for the year then ended, and the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the two years then ended and the period March 1, 2010 to February 28, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2013

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended February 28, 2013, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

For the year ended February 28, 2013, 100% of the dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-7THESIS (877-784-3747) or on the Fund’s website at http://www.thesisfundmanagement.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	63	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	63	None

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on August 14-15, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Thesis Fund Management, LLC (the “Investment Advisor”) with respect to the Thesis Flexible Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the S&P 500 Index, and with a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the relevant fund category (the “Universe”) selected by Morningstar, Inc.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund was below the return of the S&P 500 Index and the median returns of the funds in the Peer Group and Universe for the one-year period ended [June 30], 2012, but that the Fund has performed very well in the first quarter of 2012.  The Trustees noted that the Fund has a relatively short performance history during a volatile market, and past representations by the Investment Advisor that the Fund’s investment process was particularly research intensive.  The Trustees also considered the Investment Advisor’s expectation that with the Fund’s focus on portfolio risk management, the Fund’s long-term performance would be more favorable than its short-term performance.  The Trustees asked management to discuss with the Investment Advisor a previously discussed potential change in the Fund’s benchmark index to the HFRI Index from the S&P 500 Index.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Investment Advisor to the Fund are satisfactory.

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were significantly higher than the medians of the Fund’s Peer Group and Universe, although in neither case were they the highest in the Peer Group.  The Trustees also noted that, in the last fiscal year, the Investment Advisor had waived its entire advisory fee with respect to the Fund and had subsidized the Fund’s expenses because of the Fund’s low asset levels.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor was not currently realizing any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees determined to continue to monitor the Fund’s performance and fees closely, concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Thesis Flexible Fund
EXPENSE EXAMPLE
For the Six Months Ended February 28, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 9/1/12 to 2/28/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	9/1/12	2/28/13	9/1/12 – 2/28/13
Actual Performance	$1,000.00	$980.60	$20.68
Hypothetical (5% annual return before expenses)	1,000.00	1,004.12	20.92

*
Expenses are equal to the Fund’s annualized expense ratio of 4.21% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Thesis Flexible Fund
a series of the Investment Managers Series Trust

Investment Advisor
Thesis Fund Management, LLC
441 Lexington Avenue, Suite 602
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Thesis Flexible Fund	TFLEX	461 418 782

Privacy Principles of the Thesis Flexible Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Thesis Flexible Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 877-7THESIS (877-784-3747) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 877-7THESIS (877-784-3747) or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at 877-7THESIS (877-784-3747). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Thesis Flexible Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-877-7THESIS (877)784-3747

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-784-3747.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2013	FYE 2/29/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2013	FYE 2/29/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 2/28/2013	FYE 2/29/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	5/3/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	5/3/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	5/3/2013